ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

ANNUAL REPORT
NOVEMBER 30, 1997

ALLIANCE CAPITAL



                                                        ALLIANCE NORTH AMERICAN
LETTER TO SHAREHOLDERS                                  GOVERNMENT INCOME TRUST
_______________________________________________________________________________

January 13, 1998

Dear Shareholder:

The U.S. bond market posted solid returns since our last report. Data released during the period indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in the U.S. Treasury market. In October, financial market turmoil, which started in Southeast Asia, created a ripple effect that spread to other global bond markets and caused a spike in volatility. Increased investor demand for safe, liquid securities provided additional fuel for the rally. U.S. bond yields reached their lowest levels since early 1996 during October as the financial crisis in Southeast Asia spread around the world, prompting deflation fears.


                                       TOTAL RETURNS FOR PERIODS
                                        ENDED NOVEMBER 30, 1997
                                        6 MONTHS      12 MONTHS
                                       ----------     ----------
ALLIANCE NORTH AMERICAN
  GOVERNMENT INCOME TRUST
  Class A                                6.57%         12.85%
  Class B                                6.12%         11.88%
  Class C                                6.12%         11.88%

LEHMAN BROTHERS AGGREGATE BOND INDEX     6.55%          7.55%

LEHMAN BROTHERS INTERMEDIATE-TERM
  GOVERNMENT BOND INDEX                  4.87%          6.28%


THE LEHMAN BROTHERS INDICES ARE UNMANAGED AND DO NOT REFLECT FEES OR EXPENSES. ADDITIONAL PERFORMANCE INFORMATION APPEARS ON PAGE 3.


INVESTMENT RESULTS
We are pleased to report that Alliance North American Government Income Trust posted solid returns over the most recent period. Also shown in the box above are the returns for the overall bond market, represented by the Lehman Brothers Aggregate Index, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures performance of bonds in the 1-10 year maturity range. The Trust significantly outperformed both indices for the twelve-month period. The Fund has performed well in part because of its exposure to the U.S. and Canadian government markets which have benefited from the flight to quality as a result of the Asian crisis. The U.S. and Canadian positions represented 44% and 12% of the portfolio, respectively.

ECONOMIC ENVIRONMENT
U.S. economic growth continued at a healthy pace over the past six months, led by continued strength in the labor market and a strong rebound in consumer spending. After slowing to a 0.9% annualized growth rate in the second quarter, consumer spending jumped in the third quarter, up 5.7% on an annual basis. Automotive purchases, which dropped 16.5% in the second quarter, climbed 23.5% during the third quarter. Business spending remained strong, growing by 18.7% in the third quarter, following the second quarter's strong 14.6% gain. Meanwhile, employment growth continued at a rapid pace. After averaging a solid 233,000 new jobs per month during the first nine months of the year, non-farm payroll growth rose to 287,000 in October and shot to 404,000 new jobs in November. The unemployment rate subsequently fell to 4.6% in November, its lowest level in 24 years. Overall, growth in aggregate output (GDP) remained robust at 3.3% in the third quarter, equaling second quarter's growth rate.

In spite of an increase in wage pressures, inflation remained very well behaved during the period. Wholesale inflation, as measured by the Producer Price Index
(PPI), fell in 8 of the 11 months of 1997. Overall, producer prices are down 0.6% on a year-over-year basis through November. Consumer prices also remained tame and are up 1.8% from the same period last year. In light of this favorable inflation news, the Federal Reserve Bank left monetary policy unchanged over the past six months.

MARKET REVIEW AND OUTLOOK
The U.S. bond market rallied with little interruption since our last letter, buoyed by tentative evidence of slowing domestic growth, better-than-expected inflation news, the smallest federal budget deficit in more than 20 years, and the diminishing likelihood of an interest rate increase. The prospect of a major slowdown in Southeast Asia, led to a sell-off in U.S. equities and emerging markets which, in turn, led to a flood of Treasury buying.


1


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

Emerging market debt prices bounced back from the fall in October. However, the Asia debt crisis has served to adjust downward expectation for global growth and inflation. The crisis is fostering an allocation shift into the relative safety of U.S. government bonds and, therefore, has negatively impacted emerging market debt prices. Despite the poor performance of emerging market debt during the month of October, both Mexico and Argentina continue to remain among the best performing markets.

Our outlook for U.S. financial markets assumes that the U.S. economy will move onto a slower and more sustainable growth path during the next 6 to 12 months. The spike in consumer demand in the third quarter 1997 pushed up overall growth for the period, but that strength is unlikely to continue given that real income growth is below 3%. The recent decline in interest rates will support continued economic expansion, but the dollar's past strength and weaker demand in export markets will be a drag on growth. The currency devaluations and economic slowing in Southeast Asia will also temper U.S. growth. We look for growth to slow toward 2% before reaccelerating later in 1998. In light of this economic slowing and the unsettled conditions in global financial markets, the Federal Reserve is likely to refrain from raising interest rates over the near-term.

Although the Mexican peso fell victim to the currency crisis plaguing Southeast Asia, economic fundamentals remain strong. Third quarter GDP growth rose to 8.8%. We continue to believe that Mexico will grow 5%-6% annually through 2000.

The economy in Canada continues to expand, fueled by consumer spending and business investment. GDP of 4.7% remains strong and the Bank of Canada has increased interest rates to guard against the threat of inflation. We expect the Bank of Canada to continue to raise interest rates to better reflect underlying fundamentals.

Despite excellent fundamentals, Argentina will continue to be hit by the spillover from Asia and Brazil. However, we believe that Argentina will be able to escape the emerging market turmoil with marginal deterioration of its growth outlook. We expect growth in 1998 to reach 4%-4.5%. Unemployment dropped to a three-year low, to 13.7% for the five months ended October. Argentina's economic expansion is creating new jobs and growth is expected to exceed 8% this year. Longer-term, we remain very positive on Argentina's economic prospects.

Thank you for your continued interest and investment in Alliance North American Government Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


                                                        ALLIANCE NORTH AMERICAN
INVESTMENT OBJECTIVE AND POLICIES                       GOVERNMENT INCOME TRUST
_______________________________________________________________________________

Alliance North American Government Income Trust is an open-end, non-diversified investment company with an investment objective of seeking the highest level of current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico. The Trust's investment policies provide that the Trust expects to maintain at least 25% of its assets in U.S.-dollar-denominated securities and may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                    12.85%          8.00%
  Five Years                   9.19%          8.25%
  Since Inception*             8.76%          7.94%
SEC Yield**                   10.92%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                    11.88%          8.88%
  Five Years                   8.24%          8.24%
  Since Inception*             7.84%          7.84%
SEC Yield**                   10.70%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                    11.88%         10.88%
  Since Inception*             7.14%          7.14%
SEC Yield**                   10.71%

Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or an applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4) and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/27/92, Class A and Class B; 5/3/93, Class C.
**   SEC Yields are for the 30 days ended November 30, 1997.


3


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

ALLIANCE NORTHAMERICAN GOVERNMENT INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
3/31/92* TO 11/30/97

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000

LEHMAN BROTHERS AGGREGATE BOND INDEX: $15,451
NORTH AMERICAN GOVERNMENT INCOME TRUST CLASS A: $15,415
LEHMAN BROTHERS INTERMEDIATE-TERM GOV'T BOND INDEX: $14,611

3/31/92   11/30/92   11/30/93   11/30/94   11/30/95   11/30/96   11/30/97

This chart illustrates the total value of an assumed $10,000 investment in Alliance NorthAmerican Government Income Trust Class A shares (from 3/31/92 to 11/30/97) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the Government/Corporate Bond Index.

The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures the performance of bonds with maturities of one to ten years.

When comparing Alliance North American Government Income Trust to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


North American Government Income Trust
Lehman Brothers Aggregate Bond Index
Lehman Brothers Intermediate-Term Gov't Bond Index


*    Month-end nearest to Fund's inception date of 3/27/92.


4


PORTFOLIO OF INVESTMENTS                                ALLIANCE NORTH AMERICAN
NOVEMBER 30, 1997                                       GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
ARGENTINA-27.4%
GOVERNMENT OBLIGATIONS-27.4%
Republic of Argentina
  Pensioner-Bocon Pre III FRN
  3.58%, 9/01/02 (a)                   ARS      190,443   $  151,504,422
  Supplier-Bocon Pro I FRN
  3.24%, 4/01/07                                625,366      444,661,828
Total Argentinian Securities
  (cost $542,318,557)                                        596,166,250

CANADA-14.5%
GOVERNMENT/AGENCY OBLIGATIONS-14.5%
Government of Canada
  8.00%, 6/01/27                       CA$       64,500       58,170,254
Province of British Columbia
  7.88%, 11/30/23                                36,000       30,272,813
  8.00%, 9/08/23                                 24,600       21,325,585
  9.00%, 8/23/24                                 25,000       24,024,788
Province of Manitoba
  7.75%, 12/22/25                                60,200       51,003,335
Province of Ontario
  7.75%, 12/08/03                                20,000       15,610,407
Province of Quebec
  9.375%, 1/16/23                                53,600       51,245,673
Province of Saskatchewan
  9.60%, 2/04/22                                 24,600       24,495,488
Quebec Hydro
  Zero Coupon, 8/15/20 (b)                      250,000       38,692,462
Total Canadian Securities
  (cost $265,404,384)                                        314,840,805

MEXICO-25.9%
GOVERNMENT/AGENCY OBLIGATIONS-25.9%
Bankers Acceptances Nacional
  Financiera S.N.C. (c)
  15.00%, 8/13/98                      MXP       80,180        8,421,628
  16.50%, 12/26/03                              414,125       11,648,551
  16.95%, 12/24/03                               81,401        2,291,236
  17.50%, 12/11/03                               55,253        1,562,239
Mexican Treasury Bills (c)
  19.99%, 7/02/98                               623,236       67,153,316
  20.05%, 9/24/98                               665,954       68,756,239
  20.19%, 7/30/98                               337,714       35,874,488
  21.38%, 8/27/98                               358,446       37,531,311
  21.38%, 10/22/98                              195,075       19,867,320
  22.85%, 6/04/98                               717,412       78,479,951
  23.16%, 5/07/98                               874,729       97,180,316
  23.50%, 3/05/98                               254,792       29,330,473
  23.86%, 4/02/98                               690,547       78,189,387
  23.90%, 2/04/98                                66,126        7,736,946
  25.47%, 12/31/97                              157,216       18,796,642
Total Mexican Securities
  (cost $674,975,440)                                        562,820,043

UNITED STATES-54.2%
U.S. GOVERNMENT/AGENCY OBLIGATIONS-53.7%
U.S. Treasury Bonds
  6.375%, 8/15/27                      US$       75,000       77,859,375
  6.625%, 2/15/27                                78,000       83,362,500
  6.75%, 8/15/26                                 55,000       59,640,625
  12.00%, 8/15/13                                66,200       96,734,750
  12.375%, 5/15/04                               41,200       55,323,854
  12.50%, 8/15/14                                19,000       29,087,803
  14.00%, 11/15/11                               31,900       49,325,375
U.S. Treasury Notes
  6.125%, 8/31/98                                18,500       18,557,813
  6.125%, 11/15/27                               48,000       48,464,976
  6.25%, 10/31/01                                60,000       60,750,000
  6.25%, 2/15/07                                 58,400       59,732,221
  6.625%, 3/31/02                                88,900       91,316,924
  6.625%, 4/30/02                                37,500       38,554,688
  6.75%, 4/30/00                                 21,100       21,535,188
  7.00%, 7/15/06                                122,900      131,656,625
U.S. Treasury Strips
  Zero Coupon, 5/15/09                           52,430       26,370,140
  Zero Coupon, 5/15/10                          384,970      181,470,623
  Zero Coupon, 2/15/11                           70,000       31,454,150
  Zero Coupon, 5/15/14                           13,400        4,913,981
                                                          ---------------
                                                           1,166,111,611


5


                                                        ALLIANCE NORTH AMERICAN
PORTFOLIO OF INVESTMENTS (CONTINUED)                    GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)     U.S. $ VALUE
-------------------------------------------------------------------------
REPURCHASE AGREEMENT-0.5%
Brown Brothers Harriman & Co.
  5.65%, dated 11/28/97, due 12/01/97,
  (collateralized by $12,138,000 U.S.
  Treasury Note 5.50%, 11/15/98)       US$       11,900   $   11,900,000
Total United States Securities
  (cost $1,152,798,751)                                    1,178,011,611

TOTAL INVESTMENTS-122.0%
  (cost $2,635,497,132)                                  $ 2,651,838,709
Other assets less liabilities-(22.0)%                       (478,199,128)

NET ASSETS-100%                                          $ 2,173,639,581


(a) Interest is compounded monthly and capitalized until October 1, 1998, after which the security holder will receive monthly paydowns of principal and interest until maturity.

(b)  Private Placement, valued at fair value. (see Note A.)

(c)  Interest rate represents annualized yield to maturity at purchase date.

     Glossary:
     FRN - Floating Rate Note.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES                     ALLIANCE NORTH AMERICAN
NOVEMBER 30, 1997                                       GOVERNMENT INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $2,635,497,132)    $ 2,651,838,709
  Cash                                                                  43,812
  Interest receivable                                               24,436,747
  Receivable for capital stock sold                                 12,085,765
  Receivable for investment securities sold                          5,633,808
  Other assets                                                          14,412
  Total assets                                                   2,694,053,253

LIABILITIES
  Loan payable                                                     250,000,000
  Payable for investment securities purchased                      247,956,515
  Payable for capital stock redeemed                                 8,744,859
  Dividend payable                                                   6,883,811
  Loan interest payable                                              3,015,129
  Advisory fee payable                                               1,269,026
  Distribution fee payable                                             347,088
  Accrued expenses                                                   2,197,244
  Total liabilities                                                520,413,672

NET ASSETS                                                     $ 2,173,639,581

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $       270,914
  Additional paid-in capital                                     2,400,615,632
  Distributions in excess of net investment income                  (9,065,648)
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (234,586,433)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     16,405,116
                                                               $ 2,173,639,581

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($511,748,639/63,783,972 shares of capital stock
    issued and outstanding)                                              $8.02
  Sales charge--4.25% of public offering price                             .36
  Maximum offering price                                                 $8.38

  CLASS B SHARES
  Net asset value and offering price per share
    ($1,378,407,497/171,797,610 shares of capital stock
    issued and outstanding)                                              $8.02

  CLASS C SHARES
  Net asset value and offering price per share ($283,483,445/
    35,332,118 shares of capital stock issued and outstanding)           $8.02


See notes to financial statements.


7


STATEMENT OF OPERATIONS                                 ALLIANCE NORTH AMERICAN
YEAR ENDED NOVEMBER 30, 1997                            GOVERNMENT INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes
    withheld of $277,751)                                        $ 309,800,728

EXPENSES
  Advisory fee                                      $15,056,849
  Distribution fee - Class A                          1,323,985
  Distribution fee - Class B                         13,592,258
  Distribution fee - Class C                          2,658,842
  Custodian                                           3,500,404
  Transfer agency                                     2,844,422
  Printing                                              372,609
  Audit and legal                                       148,113
  Administrative                                        141,895
  Taxes                                                 138,063
  Registration                                           89,658
  Directors' fees                                        24,240
  Amortization of organization expenses                  21,187
  Miscellaneous                                          33,800
  Total expenses before interest                     39,946,325
  Interest expense                                   16,057,710
  Total expenses                                                    56,004,035
  Net investment income                                            253,796,693

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      44,207,583
  Net realized gain on foreign currency transactions                 2,580,983
  Net change in unrealized appreciation of:
    Investments                                                    (59,723,200)
    Foreign currency denominated assets and liabilities             (5,048,090)
  Net loss on investments                                          (17,982,724)

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 235,813,969


See notes to financial statements.


8


                                                        ALLIANCE NORTH AMERICAN
STATEMENT OF CHANGES IN NET ASSETS                      GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 NOVEMBER 30,     NOVEMBER 30,
                                                     1997             1996
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income                        $  253,796,693    $ 253,011,440
  Net realized gain (loss) on investments
    and foreign currency transactions              46,788,566     (166,940,464)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                               (64,771,290)     435,674,111
  Net increase in net assets from operations      235,813,969      521,745,087

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (53,153,774)     (31,636,818)
    Class B                                      (151,811,556)    (115,651,793)
    Class C                                       (29,704,053)     (22,209,685)
  Tax return of capital
    Class A                                                -0-      (9,263,080)
    Class B                                                -0-     (33,862,188)
    Class C                                                -0-      (6,502,870)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    206,316,343       68,868,628
  Total increase                                  207,460,929      371,487,281

NET ASSETS
  Beginning of year                             1,966,178,652    1,594,691,371
  End of year                                  $2,173,639,581   $1,966,178,652


See notes to financial statements.


9


STATEMENT OF CASH FLOWS                                 ALLIANCE NORTH AMERICAN
YEAR ENDED NOVEMBER 30, 1997                            GOVERNMENT INCOME TRUST
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                             $   104,359,368
  Interest paid                                     (15,618,485)
  Operating expenses paid                           (39,540,730)
  Net increase in cash from operating activities                  $ 49,200,153

INVESTING ACTIVITIES:
  Proceeds from disposition of short-term
    portfolio investments, net                       95,227,304
  Purchases of long-term portfolio investments   (2,482,075,749)
  Proceeds from disposition of long-term
    portfolio investments                         2,340,269,638
  Net decrease in cash from investing activities                   (46,578,807)

FINANCING ACTIVITIES*:
  Subscriptions of capital stock, net               202,107,720
  Cash dividends paid                              (234,015,941)
  Net decrease in cash from financing activities                   (31,908,221)
  Effect of exchange rate on cash                                   22,132,510
  Net decrease in cash                                              (7,154,365)
  Cash at beginning of year                                          7,198,177
  Cash at end of year                                             $     43,812

_______________________________________________________________________________

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
  Net increase in net assets from operations                     $ 235,813,969

ADJUSTMENTS:
  Decrease in interest receivable                 $     202,766
  Net realized gain on investment transactions      (44,207,583)
  Net change in unrealized depreciation              64,771,290
  Accretion of bond discount                       (205,644,125)
  Increase in accrued expenses and
    other liabilities                                   844,819
  Net realized gain on foreign
    currency transactions                            (2,580,983)
                                                                  (186,613,816)
  Net increase in cash from operating activities                 $  49,200,153


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


10




NOTES TO FINANCIAL STATEMENTS                           ALLIANCE NORTH AMERICAN
NOVEMBER 30, 1997                                       GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance North American Government Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign securities and forward exchange currency contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $331,965 have been deferred and were amortized on a straight-line basis through March 1997.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.


11


                                                        ALLIANCE NORTH AMERICAN
NOTES TO FINANCIAL STATEMENTS (CONTINUED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $141,895 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,861,636 for the year ended November 30, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $291,260 from the sale of Class A shares and $361, $1,417,334 and $93,896 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $36,319,865 and $4,072,381 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


12


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $241,635,118 and $446,906,551, respectively, for the year ended November 30, 1997. There were purchases of $2,214,841,459 and sales of $1,844,671,650 of U.S. government and government agency obligations for the year ended November 30, 1997.

At November 30, 1997, the cost of investments for federal income tax purposes was $2,682,590,605. Accordingly, gross unrealized appreciation of investments was $132,422,155 and gross unrealized depreciation of investments was $163,174,051 resulting in net unrealized depreciation of $30,751,896 excluding foreign currency transactions. At November 30, 1997, the Fund had a capital loss carryforward totaling $187,492,968, of which $13,614,389 expires in the year 2002, $134,381,470 expires in the year 2003, and $39,497,109 expires in the year 2004.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure of the Fund in that particular currency contract.

At November 30, 1997, the Fund had no outstanding forward exchange currency contracts.


NOTE E: BANK BORROWING
The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 25, 1996. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the year ended November 30, 1997 was $250,000,000 with a related weighted average interest rate at year end of 6.28% and a weighted average annualized interest rate of 6.17%. The $250,000,000 balance will mature on December 24, 1997. Interest payments on current borrowings are based on the Eurodollar margin plus the applicable Eurodollar rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.


13


                                                        ALLIANCE NORTH AMERICAN
NOTES TO FINANCIAL STATEMENTS (CONTINUED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                       NOV. 30,      NOV. 30,       NOV. 30,        NOV. 30,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           17,871,465    18,944,431    $144,058,872    $140,393,513
Shares issued in
  reinvestment of
  dividends and
  distributions        2,269,271     2,057,846      18,311,581      15,163,942
Shares converted
  from Class B         8,014,844     2,279,998      64,154,628      16,873,171
Shares redeemed      (12,556,597)  (12,520,904)   (100,703,640)    (93,408,830)
Net increase          15,598,983    10,761,371    $125,821,441    $ 79,021,796

CLASS B
Shares sold           43,619,890    35,540,009    $351,851,243    $262,230,157
Shares issued in
  reinvestment of
  dividends and
  distributions        5,419,148     6,054,943      43,709,426      44,586,197
Shares converted
  to Class A          (8,014,844)   (2,279,998)    (64,154,628)    (16,873,171)
Shares redeemed      (35,310,274)  (39,607,584)   (283,575,964)   (291,766,451)
Net increase
  (decrease)           5,713,920      (292,630)   $ 47,830,077    $ (1,823,268)

CLASS C
Shares sold           11,671,925     8,095,161    $ 94,074,275    $ 59,728,484
Shares issued in
  reinvestment of
  dividends and
  distributions        1,158,939     1,232,338       9,352,065       9,077,697
Shares redeemed       (8,808,490)  (10,461,384)    (70,761,515)    (77,136,081)
Net increase
  (decrease)           4,022,374    (1,133,885)   $ 32,664,825    $ (8,329,900)


NOTE G: LITIGATION
On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint"), styled IN RE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION, was filed in the U.S. District Court for the Southern District of New York against the Fund, the Adviser, Alliance Capital Management Corporation ("ACMC"), Alliance Fund Distributors, Inc. ("AFD"), The Equitable Companies Incorporated ("The Equitable"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994.

On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.


14


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also alleged that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file an amended complaint and ordered that the case be dismissed ("Second Decision"). On October 29, 1997, the United States Court of Appeals for the Second Circuit dismissed plaintiffs' appeal of the Second Decision as premature on the grounds that the District Court failed to enter the final judgment in respect of the Second Decision. The Court of Appeals remanded the case back to the District Court with instructions to enter a final judgment in respect of the Second Decision. On November 10, 1997, the District Court entered such a judgment, and on November 17, 1997, plaintiffs filed a notice of appeal from that judgment.

The Fund and the Adviser believe that the allegations in the complaint and the amended complaint are without merit and intend to defend vigorously against these claims.


NOTE H: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


15


                                                        ALLIANCE NORTH AMERICAN
FINANCIAL HIGHLIGHTS                                    GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                              CLASS A
                                              -----------------------------------------------------------------------
                                                                       YEAR ENDED NOVEMBER 30,
                                              ----------------------------------------------------------------------
                                                  1997           1996           1995           1994           1993
                                              -----------    -----------    -----------    -----------   -----------
Net asset value, beginning of year              $ 8.01         $ 6.75         $ 8.13         $10.35         $ 9.70

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             1.03(a)        1.09(a)        1.18(a)        1.02           1.09
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                    (.05)          1.14          (1.59)         (2.12)           .66
Net increase (decrease) in net asset
  value from operations                            .98           2.23           (.41)         (1.10)          1.75

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              (.97)          (.75)            -0-          (.91)         (1.09)
Tax return of capital                               -0-          (.22)          (.97)          (.21)            -0-
Distributions from net realized gains               -0-            -0-            -0-            -0-          (.01)
Total dividends and distributions                 (.97)          (.97)          (.97)         (1.12)         (1.10)
Net asset value, end of year                    $ 8.02         $ 8.01         $ 6.75         $ 8.13         $10.35

TOTAL RETURN
Total investment return based on
  net asset value (b)                            12.85%         35.22%         (3.59)%       (11.32)%        18.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $511,749       $385,784       $252,608       $303,538       $268,233
Ratio of expenses to average net assets           2.15%          2.34%          2.62%          1.70%          1.61%
Ratio of expenses to average net assets
  excluding interest expense (c)                  1.38%          1.41%          1.51%          1.37%          1.33%
Ratio of net investment income to
  average net assets                             12.78%         14.82%         18.09%         11.22%         10.77%
Portfolio turnover rate                            118%           166%           180%           131%           254%


See footnote summary on page 18.


16


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                               CLASS B
                                            ------------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                            ------------------------------------------------------------------------
                                                  1997           1996           1995           1994           1993
                                            -------------  -------------  -------------  -------------  ------------
Net asset value, beginning of year              $ 8.01         $ 6.75         $ 8.13         $10.35         $ 9.70

INCOME FROM INVESTMENT OPERATIONS
Net investment income                              .98(a)        1.04(a)        1.13(a)         .96           1.01
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                           (.07)          1.12          (1.61)         (2.13)           .67
Net increase (decrease) in net asset
  value from operations                            .91           2.16           (.48)         (1.17)          1.68

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              (.90)          (.69)            -0-          (.84)         (1.02)
Tax return of capital                               -0-          (.21)          (.90)          (.21)            -0-
Distributions from net realized gains               -0-            -0-            -0-            -0-          (.01)
Total dividends and distributions                 (.90)          (.90)          (.90)         (1.05)         (1.03)
Net asset value, end of year                    $ 8.02         $ 8.01         $ 6.75         $ 8.13         $10.35

TOTAL RETURN
Total investment return based on
  net asset value (b)                            11.88%         33.96%         (4.63)%       (11.89)%        18.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $1,378,407     $1,329,719     $1,123,074     $1,639,602     $1,313,591
Ratio of expenses to average net assets           2.86%          3.05%          3.33%          2.41%          2.31%
Ratio of expenses to average net assets
  excluding interest expense (c)                  2.09%          2.12%          2.22%          2.07%          2.04%
Ratio of net investment income to
  average net assets                             12.15%         14.20%         17.31%         10.53%         10.01%
Portfolio turnover rate                            118%           166%           180%           131%           254%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                              CLASS C
                                              -------------------------------------------------------------------------
                                                                                                         MAY 3, 1993(D)
                                                             YEAR ENDED NOVEMBER 30,                           TO
                                              --------------------------------------------------------    NOVEMBER 30,
                                                  1997           1996           1995           1994           1993
                                              -----------    -----------    -----------    -----------   --------------
Net asset value, beginning of period            $ 8.01         $ 6.75         $ 8.13         $10.34         $10.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income                              .98(a)        1.05(a)        1.13(a)         .96            .58
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transaction                            (.07)          1.11          (1.61)         (2.12)           .30
Net increase (decrease) in net
  asset value from operations                      .91           2.16           (.48)         (1.16)           .88

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              (.90)          (.69)            -0-          (.84)          (.58)
Tax return of capital                               -0-          (.21)          (.90)          (.21)            -0-
Total dividends and distributions                 (.90)          (.90)          (.90)         (1.05)          (.58)
Net asset value, end of period                  $ 8.02         $ 8.01         $ 6.75         $ 8.13         $10.34

TOTAL RETURN
Total investment return based on
  net asset value(b)                             11.88%         33.96%         (4.63)%       (11.89)%         9.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $283,483       $250,676       $219,009       $369,714       $310,230
Ratio of expenses to average net assets           2.85%          3.04%          3.33%          2.39%          2.21%(e)
Ratio of expenses to average net assets
  excluding interest expense (c)                  2.08%          2.12%          2.21%          2.06%          2.04%(e)
Ratio of net investment income to
  average net assets                             12.14%         14.22%         17.32%         10.46%          9.74%(e)
Portfolio turnover rate                            118%           166%           180%           131%           254%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Net of interest expense of .77%, .93%, 1.11%, .33% and .28% respectively, on loan agreement (see Note E).

(d)  Commencement of distribution.

(e)  Annualized.


18


REPORT OF ERNST & YOUNG LLP                             ALLIANCE NORTH AMERICAN
INDEPENDENT AUDITORS                                    GOVERNMENT INCOME TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance North American Government Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 1997, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance North American Government Income Trust, Inc. at November 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 7, 1998


19


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN AND CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21


ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

NAGAR